Confidential

AI Unlimited Group, Inc.

August, 2024

AI Unlimited Group is at the forefront of revolutionizing financial management through AI-powered solutions. Our integrated platform combines the strengths of Travl.App, Nest Egg Investing, Lever our AI student loan management app, with Resolve Debt, to meet the modern consumer's need for efficiency, personalization, and automation.

Travl.app

streamlines travel planning with AI-driven itineraries, flexible payment options, and digital wallets, making travel accessible and manageable.

NestEgg

delivers AI-powered investment strategies and automated trading, positioning us as the Robinhood of global investing. The integration of a licensed broker-dealer enhances our capability to clear and execute trades, providing seamless access to US and international markets.

LEVER

Our Student Loan Management service simplifies loan repayments with automated payment plans and personalized recommendations, helping users save money and achieve financial stability.

RESOLVE

Resolve Debt, our advanced debt collection solution, utilizes AI for predictive analytics, automated communications, and sentiment analysis, significantly improving recovery rates and client satisfaction.

Together, these components form a unified platform that leverages cutting-edge AI and machine learning to optimize financial operations, making AI Unlimited Group a leader in fintech innovation.

Our diverse revenue streams, robust technology infrastructure, and experienced leadership team position us for sustained growth and market expansion. We invite investors to join us in transforming the financial landscape, delivering unparalleled value to consumers, and driving the future of AI-powered financial management.

Executive Management Team



Trent McKendrick

Trent is a recognized fintech innovator, having previously founded Credit Clear back in 2014, a publicly traded debt collection fintech, and more recently in 2022, Lever, a publicly listed liabilities management app seamlessly integrated with the Department of Education to assist student loan borrowers.



Bruce Ji

Bruce's career began as an intern at Scottrade in 2004, climbing the ranks to Asian Pacific (AP) Service Supervisor by 2009. He managed daily operations, team performance, and risk control for AP accounts. By 2018, he had developed a robust team of 35 stockbrokers, exemplifying his leadership in financial services.



Gonzalo Mordecki

Co-founder of abtesting.ai (acquired in 2021), Gonzalo applies his vast wealth of experience and valuable insights as the diligent Product Manager for AI/ML team. He now heads the innovative development and strategic implementation of cutting-edge AI/ML solutions for company and NestEgg, continuously leveraging Machine Learning to significantly improve communications at scale.

Disclaimer

This presentation and any oral statements made in connection with this presentation do not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 as amended (the "Securities Act"), or an exemption therefrom. You should not construe the contents of this presentation as legal, tax accounting, investment or other advice or recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about, and observe, any such restrictions. The recipient acknowledges that it is (i) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This presentation is being distributed to select recipients only and it is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this presentation nor any part of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the Securities Act, except to a limited number of qualified institutional buyers, as defined in Rule 144 A under the Securities Act, or institutional "accredited investors" within the meaning of Regulation D under the Securities Act. This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements." In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "would," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "target," "goal" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business.

These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward-looking statements. These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A "Risk Factors," and also discussed from time to time in our quarterly reports on Form 10-Q and current reports on Form 8-K, including the following: (a) a decline in general economic conditions or the global or regional financial markets, (b) a decline in our revenues, (c) losses caused by financial or other problems experienced by third parties, (d) losses due to unidentified or unanticipated risks, (e) a lack of liquidity, i.e., ready access to funds, for use in our businesses, (f) demographic changes, (g) fluctuation in market interest rates, (h) changes in credit quality, (i) the ability to successfully integrate acquisitions, and (j) competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations and we do not intend to do so. This presentation uses non-GAAP measures such as EBITDA and EBITDA margin. Such non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. We believe that certain non-GAAP measures provide a meaningful and useful basis for assessing our operating results and comparisons between present, historical and future periods. Unless otherwise indicated, all information in this presentation relates to AI Unlimited Group, Inc. and its direct and indirect subsidiaries on a consolidated basis as of August 15th, 2024.

This presentation may not contain all the details and information necessary for you to make a decision or evaluation. Neither the company nor any affiliates take responsibility for the accuracy or completeness of the information contained herein or make any assurances for such. In addition, information in this presentation is based on unaudited accounts. This presentation is not and does not purport to be an appraisal of the assets, stock, or business referenced herein. Neither this presentation nor any of its contents may be used for any other purpose without prior written consent.

Vision and Mission

AI-driven Financial Solutions

Vision

Empower users to achieve their financial goals through AI-driven solutions.

Mission

Integrate innovative financial services into a unified, user-friendly platform.

Strategic Opportunity

Student Debt Management:

High costs and inefficiency. $1.8 Trillion U.S. Student Loan Debt

LEVER

Your one-stop-shop AI loan manager secure and simple student loan repayment; connect directly to the U.S Dept. of Education.

Investment apps lack personalization:

Retirement investing is being swallowed by scale, not innovation.

NestEgg

Nest Egg's powerful AI can replace incomplete solutions used by millions of people managing $2 trillion in assets.

74% of millennials struggle to save towards travel.

29 million unfulfilled vacations!

TRAVL.APP

the first AI powered Planning, Saving, and Booking account for tailor-made vacation goals.

Receivables and Collections practices are dated.

They are slow, costly and burdened by compliance.

RESOLVE

AI-Driven Automation, Orchestrated Communication, payment processing, accounting integrations workflows.

The Challenge

Addressing Financial Fragmentation

Debt Management:	High costs and inefficiency.
Travel Planning:	Complex and fragmented.
Investment Services:	Disconnected and hard to access.
Consumer Liabilities:	Average American pays $130K in interest over their lifetime.

Travl.App Overview

Simplifying Travel Planning



9:41
My Goals
Rome trip with wife
Days to go
43
Aug - Sep 2024
$15 / week
$3100 from $3500
London trip

AI powered travel planning and booking app designed to simplify the way people build and pay for itineraries.

Travl.App Overview

Simplifying Travel Planning

Features

AI-Powered Trip Planning:

Uses AI to suggest itineraries, budgets, and activities.

Flexible Payment Options:

Users can pay for their trips through round-ups and extra contributions before a trip.

Trip Funding Partnership:

Funding trips on behalf of users through an AfterPay model in partnership with Marqeta.

Digital Travel Wallet:

Creates a digital travel wallet for users to save and pay for trips, often only requiring airfare payment upfront.

Comprehensive Itinerary and Budget Management:

Users can put together an itinerary and budget for their trip, including daily spend based on the type of trip (normal to luxury).

Activity and Dining Suggestions:

The app suggests activities and dining costs tailored to the user's preferences.

Wholesale Airfare Rates:

Through its TraveloPro API, Travl.App offers wholesale rates to flyers and charges a margin on the cost of the ticket.

New Age Travel Promotion:

Promotes travel by helping people turn planned trips into reality.

Nest Egg

AI-Driven Global Investing


9:41
Your Roth IRA
$2340.00
+ $2,34 (1%)
1D
1W
1M
3M
1Y
YTD
ALL
Contributions
2023
$2.000 from $6.000
2022
$340 from $6.000
Recurring payments
2
Buying power
$20.34
Discover more

Nest Egg is transforming the investment landscape by integrating a licensed broker-dealer, allowing us to clear and execute trades efficiently. This integration positions us as the Robinhood of AI-driven global investing.

Nest Egg

AI-Driven Global Investing

Features

AI Assistant

Offers real-time support and guidance.

AI Stockbroker:

Provides personalized investment advice and strategies tailored to users' financial goals.

Personalized Investment Strategies:

Custom investment plans tailored to individual financial goals and values.

Automated Trading:

Execution of trades without user intervention ensuring efficiency and consistency.

User Education:

In-app resources to educate users on various investment options.

AI Monitoring:

Continuous AI-driven insights to optimize investment performance and align with market conditions.

Key competencies:

- **Clearing and Custody Services:** Partnered with Apex Clearing for seamless transaction processing.
- **AI-Driven Investment Strategies:** Personalized advice and automated trading to optimize returns.
- **Global Market Access:** Facilitates investments in US and international stock markets.
- **User-Friendly Interface:** Simplifies complex investment processes for all users.

Benefits:

- **Efficiency and Reliability:** Ensures secure and swift trade executions.
- **Comprehensive Support:** Combines cutting-edge AI with robust brokerage services.
- **Competitive Edge:** Leverages AI to provide continuously optimized investment strategies, meeting the demands of modern investors.
- **Graphics/Icons:** Depicting AI, global markets, and user-friendly app interface.
- **Screenshots:** Example interfaces showing integrated trading and AI-driven insights.

Lever's Student Loan Product
Streamlining Student Loan Management


Your personalized plan
Choose the plan that works for you!
PAYE
BEST CHOICE
(Pay As You Earn)
TOTAL REPAYMENT
$ 30,000 VS 20,500
LOWEST COST
NEW LOAN TERM
14 years VS 8 years
SHORTEST TERM
MONTHLY PAYMENT
$180 VS $214
INCREASED PAYMENT
View Details
Total Savings
$ 9,500
Time Saved
-6 years
Debt free
Oct 2031

Combining live data from the 100's of available repayment programs via the Department of Education and AI to search and match users to the best plans.

Lever's Student Loan Product
Streamlining Student Loan Management

The Current State of Student Loans:

- $1.8 Trillion total U.S. student loan debt
- 43 Million borrowers
- $32,731 average debt per borrower
- 11.4% delinquency rate

The Problem:

- **60% of borrowers unaware** of their loan balance
- **57% don't know the end date** of their debt
- **Frequent transfers** to different loan servicers add confusion
- **Streamlined Process:** Helps existing borrowers manage and repay their student loans.
- **Automated Payments:** Supports recurring payments, round-ups, and access to hundreds of Department of Education repayment programs.

How It Works:

Discover

Find existing student loans and servicers effortlessly.

Match

Get matched with the best program tailored to individual needs.

Enroll

Seamlessly enroll in the right program through Lever's intuitive platform.

Benefits of Lever's Student Loan Product

Significant Savings and Simplification

Save Time and Money: No more endless searching, confusion, or missed opportunities Lever's AI and data points with the U.S. Department of Education. Make it super fast, simply and personalized.

Significant Savings: Lever helps users save an average of $240/month, which can be redirected to build wealth, invest, and secure financial futures.

Subscription Model: $79.99/year, renewing annually in line with the Department of Education's requirements (LTV $799.99 / CAC $40.00).

Resolve Debt Overview

AI, Automating Debt Recovery


Analytics
Key Metrics
$625,570.00
123 Invoices
174 Invoices
87 Invoices
65%
174 hrs
$10.640
Outsanding
58 Customers
343 Invoices
102 Invoices
54 Disputes

Leading provider of advanced debt collection technology and AR automation solutions.

Resolve Debt Overview

AI, Automating Debt Recovery

Features

AI-Driven Data Management:

Organizes and analyzes large datasets to provide insights into debtor behavior and payment patterns.

Automated Communication:

Integration with AI-powered chatbots for personalized interactions.

Predictive Analytics:

AI models predict the likelihood of debt recovery for strategic prioritization.

Sentiment Analysis:

Tailors responses and strategies based on debtor communication.

AI-Powered Reporting:

Real-time analytics and performance metrics.

User Base:

Diverse clients across finance to media industries and debt collectors.

Market Position:

Competitive player with cutting-edge AI and machine learning tools.

Cutting-Edge AI and Payment Solutions

AI and Machine Learning:

Leveraging GPT-3 and advanced AI technologies.

Omni-Channel Payment Solutions:

Integrated payment systems for seamless user experience.

Conversational AI:

Advanced chatbot interactions for customer support and debt collection.

Business Model

Diverse Revenue Streams

Revenue Streams:

Subscription Fees:

Annual and monthly models for Travl.App and student loan management.

Transaction Fees:

Fees from digital payments and investment transactions.

Partnership Commissions:

Revenue from strategic partnerships.

Scalability:

Platform designed to scale across different markets and user segments.

Go-to-Market Strategy

Robust Revenue Forecast

Marketing Campaigns:

Comprehensive strategies to promote the integrated platform.

Strengthening Partnerships:

Enhance existing partnerships and explore new ones.

Customer Acquisition:

Strategies for acquiring and retaining customers across different segments.

AI Unlimited
Group, Inc

Thank you!